UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported: March 26, 2009)


                             Arrin Background, Inc.
               (Exact name of registrant as specified in charter)

          Nevada                        000-53123                90-0347683
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

6968 La Jolla Blvd. Ste. 208, La Jolla, CA                         92037
 (Address of principal executive offices)                        (Zip Code)

      (Registrant's telephone number, including area code): (858) 337-2187

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

On March 26, 2009, Arrin Background, Inc. (the "Company") filed a Certificate of Amendment to its Articles of Incorporation, pursuant to which the Company increased the number of shares of common stock which it is authorized to issue from 75,000,000 to 262,500,000 and effected a 3.5 for 1 forward split of the Company's issued and outstanding shares of common stock.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                              Description
-----------                              -----------

   3.1 Text of Amended Article 3 of the Articles of Incorporation of Arrin Background, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Arrin Background, Inc.


Date: April 3, 2009                      By: /s/ William R. Willard
                                             -----------------------------------
                                             William R. Willard
                                             Secretary & Chief Financial Officer